UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2008

iStar Financial Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-15371	95-6881527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1114 Avenue of the Americas, 39th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 930-9400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.03	Creation of a Direct Financial Obligation.

On May 21, 2008, iStar Financial Inc. (the “Company”) sold $750,000,000 aggregate principal amount of 8.625% Senior Notes due 2013 (the “Notes”) pursuant to an underwriting agreement between the Company and Banc of America Securities LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc, as underwriters.  A copy of the underwriting agreement is attached hereto as Exhibit 1.1 and incorporated by reference herein.

The Notes were issued pursuant to a base indenture, dated as of February 5, 2001, as amended and supplemented by a supplemental indenture, dated as of May 21, 2008, between the Company and U.S. Bank Trust National Association, as trustee.  The Notes are unsecured, senior obligations of the Company and rank equally in right of payment with all of the Company’s existing and future unsecured, unsubordinated indebtedness.  The Notes will bear interest at an annual rate of 8.625% and mature on June 1, 2013.  The Company will pay interest on the Notes on each June 1 and December 1, commencing on December 1, 2008.

Upon the occurrence of a Change of Control Triggering Event (as defined in the supplemental indenture), each holder of the Notes will have the right to require the Company to purchase all or a portion of such holder’s Notes at a purchase price equal to 101% of the principal amount thereof, plus accrued interest.

Copies of the supplemental indenture and the Notes are attached hereto as Exhibits 4.1 and 4.2, respectively, and incorporated by reference herein.  A copy of the base indenture was filed as Exhibit 4.1 to the Company’s registration statement on Form S-3 (File No. 333-55396) with the Securities and Exchange Commission on February 12, 2001.  For a complete description of the Notes, please see the full text of the indenture, the supplemental indenture and the Notes.

Item 9.01	Financial Statements and Exhibits.

1.1

Underwriting Agreement, dated as of May 16, 2008, by and between iStar Financial Inc. and Banc of America Securities LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as underwriters.

4.1	Twentieth Supplemental Indenture, dated as of May 21, 2008, between iStar Financial Inc. and U.S. Bank Trust National Association, as trustee.

4.2	Form of 8.625% Senior Notes due 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

iSTAR FINANCIAL INC.

Date:	May 27, 2008	By:	/s/ Jay Sugarman
Jay Sugarman
Chairman and Chief Executive Officer

Date:	May 27, 2008	By:	/s/ Catherine D. Rice
Catherine D. Rice
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of May 16, 2008, by and between iStar Financial Inc.and Banc of America Securities LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as underwriters.

4.1	Twentieth Supplemental Indenture, dated as of May 21, 2008, between iStar Financial Inc. and U.S. Bank Trust National Association, as trustee.

4.2	Form of 8.625% Senior Notes due 2013.